Income taxes	12 Months Ended
Dec. 31, 2021
Income taxes
Income taxes

8. Income taxes

a) Deferred income tax assets and liabilities

	Year ended December 31, 2021
	2021	2020
Taxes losses carryforward	5,757	4,328
Temporary differences:
Employee post retirement obligations	504	744
Provision for litigation	346	356
Timing differences arising from assets and liabilities	4,384	4,331
Fair value of financial instruments	1,373	1,355
Allocated goodwill	(2,857)	(2,623)
Others	53	74
	3,803	4,237
Total	9,560	8,565
Assets	11,441	10,335
Liabilities	(1,881)	(1,770)
	9,560	8,565

Changes in deferred tax are as follows:

	Assets	Liabilities	Deferred taxes, net
Balance at December 31, 2019	9,217	1,882	7,335
Taxes losses carryforward	77	—	77
Timing differences arising from assets and liabilities	1,690	—	1,690
Fair value of financial instruments	756	—	756
Allocated goodwill	—	(108)	108
Others	32	—	32
Effect in income statement	2,555	(108)	2,663
Transfers between assets and liabilities	38	38	—
Translation adjustment	(1,811)	(37)	(1,774)
Other comprehensive income	39	(5)	44
Tax loss carryforward from coal operations (note 16)	297	—	297
Balance at December 31, 2020	10,335	1,770	8,565
Taxes losses carryforward	830	—	830
Timing differences arising from assets and liabilities	226	—	226
Fair value of financial instruments	75	—	75
Allocated goodwill	—	138	(138)
Others	(27)	—	(27)
Effect in income statement	1,104	138	966
Transfers between asset and liabilities	(155)	(155)	—
Translation adjustment	(649)	(13)	(636)
Other comprehensive income	(15)	141	(156)
Tax loss carryforward from coal operations (note 16)	821	—	821
Balance at December 31, 2021	11,441	1,881	9,560

Tax loss carryforward does not expire in the Brazilian jurisdiction and their compensation is limited to 30% of the taxable income for the year. The local profits of foreign subsidiaries are also taxed in Brazil and there is no restriction on their offset against tax losses generated previously by the foreign entity.

b) Income tax reconciliation – Income statement

The total amount presented as income taxes in the income statement is reconciled to the statutory rate, as follows:

	Year ended December 31,
	2021	2020	2019
Income (loss) before income taxes	29,541	6,990	(156)
Income taxes at statutory rate – 34%	(10,044)	(2,377)	53
Adjustments that affect the basis of taxes:
Income tax benefit from interest on stockholders' equity	260	316	601
Tax incentives	2,826	211	189
Equity results	167	(27)	85
Addition of tax loss carryforward (i)	251	769	25
Unrecognized tax losses of the year	(115)	(215)	(551)
Others (ii)	1,958	588	193
Income taxes	(4,697)	(735)	595
(i)In 2020, it refers mainly to exchange variation on tax loss carryforwards of foreign subsidiaries.
(ii)In 2021, it refers substantially to the reclassification of cumulative translation adjustments to the income statement for the year (note 15).

c) Tax incentives

In Brazil, the Company has tax incentives to partially reduce the income tax generated by the operations conducted in the North and Northeast regions that includes iron ore, copper, and nickel. The incentive is calculated based on the taxable income of the incentive activity (tax operating income) and considers the allocation of tax operating income into different incentives applicable to different tranches of production during  specified periods for each product, usually 10 years. Most of the Company’s incentives are expected to expire until 2024 and the last recognized tax incentive will expire in 2027. An amount equal to that obtained with the tax saving must be appropriated in retained earnings reserve account in stockholders’ equity and cannot be distributed as dividends to stockholders.

In addition to those incentives of the income tax due,the Company can reinvest the acquisition of new machinery and equipment, subject to subsequent approval by the responsible regulatory agency, Superintendence for the Development of the Amazon (“SUDAM”). The reinvestment subsidy expected to expire in 2023, is accounted in retained earnings reserve account, which restricts its distribution as dividends to stockholders.

The Company is subject to the assessment of income tax by local tax authorities in a range up to 10 years depending on jurisdiction where the Company operates.

d) Income taxes - Settlement program (“REFIS”)

	Year ended December 31,
	2021	2020
Current liabilities	324	340
Non-current liabilities	1,964	2,404
REFIS liabilities	2,288	2,744

SELIC rate	9.25%	2.00%

The balance is mainly related to the settlement program of claims regarding the collection of income tax and social contribution on equity gains of foreign subsidiaries and affiliates from 2003 to 2012. As at December 31, 2021, the payment is parceled in 82 months (94 monthly parcels as at December 31,2020), bearing SELIC interest rate (Special System for Settlement and Custody).

e) Uncertain tax positions

The Company is engaged in discussions with the tax authorities in Brazil related to certain tax positions adopted in the calculation of income tax and social contribution on net income, which current analysis of prognosis, based on internal and external assessment of legal advisors, is that they are likely to be accepted in decisions by higher courts of appeals. However, the final determination is uncertain and depends on factors not controlled by the Company, such as changes in case law and changes in tax laws and regulations.

The assessed amount under discussion with the tax authorities is US$3,544 (R$19,780 million) as at December 31, 2021 (US$2,296 (R$11,930 million) as at December 31, 2020). In addition, if the tax authority does not accept the tax treatment adopted by the Company in relation to these matters, there would also be a reduction of tax losses in the amount of US$552 (R$3,080 million) (US$450 (R$2,340 million) as at December 31, 2020). A summary of these proceedings under discussion, previously disclosed as contingencies with possible risk of loss, and their potential effects, is presented below:

(e.i) Transfer pricing over the exportation of ores to a foreign subsidiary

The Company was assessed for the IRPJ and CSLL, for the years of 2015, 2016 and 2017 since the tax agent has disregarded the intermediation cost used in the calculation of the transfer pricing over the exportation of iron ore, pellets, copper and manganese to its foreign controlled company. The Company is challenging these assessments in the administrative level and a decision is pending.

The Company maintains the method of calculating the transfer price, as it considers it to be the most appropriate tax treatment for interpreting the rules in force and applicable to the subject, while discussing the aforementioned charges at the administrative level.

The total amount in dispute is US$669 (R$3,732 million) as at December 31,2021 (2020: US$695 (R$3,614 million)). In addition, there was a reduction of the tax losses from 2015, 2016 and 2017, with the corresponding tax impact of US$337 (R$1,883 million). The amount under discussion is US$1,885 (R$10,519 million ) for the 2018 to 2021 fiscal years.

(e.ii) Expenses of interest on capital (“JCP”)

In 2021, Vale received assessments for the collection of IRPJ, CSLL and fines, on the grounds that the deduction of JCP was improper, referring to the base years of 2017 and 2018. The amount under discussion is US$981 (R$5,477 million) as at December 31, 2021 (US$659 (R$3,423 million) as at December 31, 2020). In addition, the tax effect of the potential reduction in the tax loss carryforward is US$125 (R$699 million). The Company presented administrative defenses for these assessments and is awaiting a decision.

(e.iii) Deduction of CSLL in Brazil

In 2004, a definitive decision of the Superior Court of Justice (“STJ”) granted to the Company the right to deduct the Social Contribution on Net Income (“CSLL”) from the taxable base of the corporate income tax (“IRPJ”). The Federal Government filed a rescission action (“ação rescisória”) in 2006, seeking to reverse the 2004 decision. In 2019, the Federal Court of Appeals (“TRF”) upheld the rescission action and, although the decision was not final, the Company decided not to deduct the CSLL from the taxable income from 2018.

In November 2020, the Company received a tax assessment notice for the collection of IRPJ for the years 2016 and 2017, related to the deduction of CSLL from the respective years in which Vale was supported by a final court decision. The total amount assessed is US$422 (R$2,357 million) on the base date of these financial statements (2020: US$435 (R$2,259 million)).

Vale believes that the rescission action brought by the Federal Government is not applicable (Precedent 343 issued by the Brazilian Supreme Court) and, even if it were, the fiscal years prior to the eventual favorable decision on the rescission action could not be charged to the Company. Any understanding conflicting to that interpretation violates the Brazilian legal framework and the consolidated jurisprudence.

(e.iv) Goodwill amortization

The Company received tax assessment notices for the periods between 2013 and 2016, due to the deduction of goodwill amortization expenses recorded by Vale in the acquisition of CAEMI, after its merger by Vale. The Company is discussing the charges at the administrative level and the potential loss is classified as possible in the amount of US$287 (R$1,603 million) as at December 31, 2021 (US$300 (R$1,558 million) as at December 31, 2020).

(e.v) Proceeding related to income tax paid abroad

In 2021, Vale received a tax assessment for the collection of US$399 (R$2,225 million) due to the disregard of taxes paid abroad that were offset by the IRPJ debt in 2016. Tax authorities allege the Company has failed to comply with the applicable rules relating to the offset, in Brazil, of income taxes paid abroad. The Company had filed an administrative appeal and a decision is pending.

(e.vi) Expenses with payments to Fundação Renova

The Company deducts payments made to Fundação Renova arising from the obligation entered into in the Transaction and Conduct Adjustment Agreement (“TTAC”) and from its subsidiary liability in the agreement when Samarco does not make these payments directly. Vale understands that the deduction of such expenses is adequate, since its liability is objective, arising from the obligation entered into in the TTAC and its status as a shareholder.

In December 2021, the Company received a tax assessment notice for the collection of IRPJ and CSLL of US$21 (R$115 million) alleging that the expenses incurred with Fundação Renova were improperly deducted from the computation of the Company’s income tax, as they understand that these expenses are not necessary for Vale's operational activities. For the fiscal years 2017 to 2021, the amount under discussion is US$426 (R$2,376 million).

(e.vii) Incidence of IRPJ and CSLL on SELIC rate in the repetition of undue payment

In September 2021, the Federal Supreme Court (“STF”) decided in a judgment with general repercussion, that the incidence of IRPJ and CSLL on amounts referring to the SELIC rate received as a result of repetition of tax overpayment is unconstitutional. After the publication of the decision of the leading case judgment with a conclusion favorable to the taxpayers, the Company recognized a gain of US$34 in the income statement for the year ended December 31, 2021.

Accounting policy

The Brazilian corporate tax law requires the taxation on the income generated from foreign subsidiaries and, therefore, income tax charge is calculated using the tax rate enacted at the end of the reporting period in Brazil. The effects of the income tax calculation in the consolidated financial statements are calculated by applying the differential between the Brazilian income tax rate and the local income tax rate of each jurisdiction where the Company’s subsidiaries operate and generate taxable income.

Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and it establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities. The liabilities related to uncertain tax positions are recorded only after determining, based on the position of its internal and external legal advisors, a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities.

Deferred income taxes are recognized based on temporary differences between carrying amount and the tax basis of assets and liabilities as well as tax losses carryforward. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is also not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that, at the time of the transaction, affects neither accounting nor taxable profit or loss. Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.

The deferred tax assets arising from tax losses and temporary differences are not recognized when it is not probable that future taxable profit will be available against which temporary differences and/or tax losses can be utilized.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in stockholder’s equity. In this case, the tax is also recognized in other comprehensive income or directly in stockholder’s equity, respectively.

Critical accounting estimates and judgments

Deferred income tax - Significant judgements, estimates and assumptions are required to determine the amount of deferred tax assets that are recognized based on the likely timing and future taxable profits. Deferred tax assets arising from tax losses carryforward and temporary differences are recognized considering assumptions and projected cash flows. Deferred tax assets may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

Uncertain tax positions - The Company applies significant judgement in identifying uncertainties over income tax treatments, which could impact the consolidated financial statements. The Company operates in multiple jurisdictions where uncertainties arise in the application of complex tax regulations. The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the taxing authorities over the interpretation of the applicable laws and regulations.